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                        FORM OF SECTION 906 CERTIFICATION

                                                              EX-99.906CERT MAIL


Lawrence R. Halverson, President, and Mary E. Hoffmann, Treasurer, of MEMBERS Mutual Funds (the "Registrant"), to the best of their knowledge, each certify that:

1. The Registrant's periodic report on Form NQ for the period ended July 31, 2005 (the "Form NQ") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form NQ fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



PRESIDENT                                  TREASURER


/s/ Lawrence R. Halverson                  /s/ Mary E. Hoffmann
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Lawrence R. Halverson                      Mary E. Hoffmann

Date: September 22, 2005                   Date: September 23, 2005
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